Amedisys Investor Presentation March 2017

Forward-looking Statements This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings.

Our National Reach Amedisys Overview Home Health Care Centers (327 locations) Hospice Care Centers (79 locations) Personal Care (14 locations) Highly Fragmented Industry $38,654 $17,399 $11,695 $6,300 $5,301 Medicare Exp per case Distribution and Cost by PAC Setting $1.4 B Revenue $110 M Adjusted EBITDA 2016 Financial History Founded in 1982, publicly-listed in 1994; over 16,000 employees and 420 care centers in 34 states Source: Market Share calculated based off of 4Q’16 revenue, annualized; public peers HH: AMED, LHCG, AFAM, KND and HLS, HSP: AMED, LHCG, KND, HLS, CHE Clinically Appropriate and Cost‐Effective Placement (CACEP): Improving Health Care Quality and Efficiency 1 2 Combined Share of Public Peers Home Health Hospice Largest pure-play home-based healthcare provider; 2nd largest public skilled home health provider; 3rd largest public hospice provider 1

What Investors Want

Themes from the investor and analyst community that we will address and deliver on in 2017

1 HCHB Disruption



- Post 1Q'17, HCHB disruption should no longer impact operations
- HCHB 2.0 training will focus on optimization of the platform aimed at driving improved clinical outcomes and additional margin improvement
- Work on HCHB back office scale opportunities

2 Organic Growth

- **Home Health**: Coming out of 2016 HCHB implementation, a return to above industry growth rates is expected and achievable by 2H'17
- **Hospice**: Continued growth at high single / low double, digit pace
- **Personal Care**: Added locations in geographies where we have strong Home Health and Hospice to provide an integrated solution

3 M&A

- Strategic and disciplined deployment of capital in Hospice, Home Health, and Personal Care
- Strong, unlevered balance sheet gives us access to capital
- Build out of De Novo capabilities on-going

4 Impact of Capacity

- HCHB implementation has helped to free clinician capacity. We will focus on leveraging this to help drive efficiency and growth
- We have also developed and are rolling out a proprietary productivity tool which optimizes clinician productivity

5 Clinical Distinction

- 2016 focus on clinical distinction has resulted in over 75% of our care centers at or above 4.0 STARs
- Clinical distinction remains a focus in 2017 as we continually work to be best-in-class
- Clinical distinction and quality help to drive volume / growth

6 Management Team

- Increased operational and execution bench strength
- Experienced management team in place to guide the company post HCHB implementation particularly in areas of home health growth and driving operational excellence
- Analyst uniformly suggest we wait until new team has time to opine on 2017 performance prior to issuing guidance

7 Regulatory

- The first six weeks of the Trump Administration has produced positive signs the regulatory burden could be lessened
- With the new approach to regulations, industry stakeholders should be able to communicate concerns about burdensome regulations before they become effective

Amedisys

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Highlights and Summary Financial Results (Adjusted) – 4Q 2016 and Year End 2016 (1) Amedisys Consolidated Revenue Growth: +8% EBITDA: $31M EBITDA Margin: 8.4% EPS: $0.44 Amedisys Highlights Same Store Admissions: Medicare FFS: +2% Total Episodic: +4% Non-Episodic: (9%) Other Statistics: Medicare recert rate (3): 36% Total cost per visit: +5% Home Health Growth Metrics (4): Billable hours/quarter: +22% Clients served: +17% Personal Care Same Store Volume: Admissions: +16% ADC: +13% Other Statistics: Cost per day: (3%) Hospice Net debt: $66M Leverage ratio: 0.6x (net) CFFO bef. WC change (2) : $37M Free cash flow (2) : $27M Balance Sheet and Cash Flow Adjusted Financial Results The financial results for the three-month periods and years ended December 31, 2015 and December 31, 2016 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. CFFO before working capital change defined as cash flow from operations before working capital changes. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. Recert Rate excluding Infinity impact and HCHB disruption: 37% Includes acquisitions. Sequential growth metrics (3Q’16 to 4Q’16) 4Q’16 4Q’16 4Q’16 4Q’16 4Q’16 4Q’16 2H’17 focus on ramping up organic growth Hospice continues to enjoy double digit growth rates For the Three-Month Periods Ending For the Years Ended Dec. 31, Variance $ in Millions, except EPS 4Q15 4Q16 2015 2016 Y/Y Home Health 261.5 267.2 1,004.1 1,084.5 5.6999999999999886 0.77527423658464267 0.77527423658464267 0.0% #REF! Hospice 75.8 85.2 275.39999999999998 316.8 9.4000000000000057 0.22472576341535724 0.22472576341535724 0.0% #REF! Personal Care 0 12.7 0 35.9 12.7 Total Revenue $337.3 $365.09999999999997 $1,279.5 $1,437.2 $27.799999999999994 8.2% #REF! Gross Margin % 0.42899999999999999 0.41799999999999998 0.433 0.42099999999999999 -1.1% Adjusted EBITDA 27.6 30.5 112 109.9 2.8999999999999986 0.0% 8.1826267418% 8.3538756505% 8.7534193044% 7.646813248% ..1712489087% Adjusted EPS $0.4 $0.44 $1.48 $1.55 $3.999999999999998E-2 9.9999999999999867 Free cash flow (2) $18.5 $27.2 $80.400000000000006 $50.5 8.6999999999999993 Outstanding Debt and Liquidity 42460 Credit Facility - Total 300 Term Loan 98.75 Outstanding Revolver 15 Letters of Credit 24.7 Available Revolver 160.30000000000001 Cash Balance 7.8 Available liquidity (4) 168.10000000000002

Amedisys Strategy: Four Areas of Focus Updated 4Q 2016



Outstanding Outcomes for Our Patients In Their Homes
Amedisys Care Centers & Clinical Teams
Clinical Distinction
Employer of Choice
Operational Excellence and Efficiency
Driving Growth

Clinical Distinction

STARS: Internal July preview show: 4.11

Current:
- Quality of Patient care score: 4.03 for April 2017 preview
- 75% of centers at 4.0+ STARs in new preview data
- Patient Survey score: 3.80 (Jan'17 release), 4% above industry average

Future Goals:
- All HH care centers at 4.0+ STARs at end of 2017 – analysis of impact of new methodology underway
- Top of Hospice quality measures

Employer of Choice

Current:
- FY 2016 full-time employee voluntary turnover was 18.0% down from 18.7%; total turnover of 22.0% down from 24.5%
- Proprietary productivity tool built and rolled out

Productivity tool driving additional capacity

Future Goals:
- PRN variable staffing solution piloting 2Q'17
- Variable CPV analysis driven by variable staffing models

Operational Excellence and Efficiency

Current:
- HCHB implementation complete (disruption roll off by 2/28)
- Tracking towards full achievement of stated $46M saving initiatives
- HCHB 2.0 – platform optimization training for the field to drive efficiency

Future Goal:
- Realize HCHB enabled $46M in annualized improvement
- Proprietary productivity tool implementation and integration will drive more capacity, variable staffing to impact CPV

Driving Growth

1Q'17 tracking well

Current:
- HH: 4Q16 same store Medicare admissions growth +2%, episodic +4%, non-episodic (9%)
- HH: Medicare mix: 76% of revenue
- HOSP: 4Q16 same store admissions growth 16%
- Inorganic: Acquired HomeStaff (PC) from Fallon (Feb. 2017)

Future Goal:
- HH targeting 4-6% annual organic growth through redesign and productivity of sales force (2H'17)
- Strong M&A pipeline ($100M+ EBITDA)

Amedisys 5

How We're Tracking

> Performed at the top of the industry during 2016



Outstanding Outcomes for Our Patients in Their Homes
Care Centers & Clinical Teams
Clinical Distinction
Employer of Choice
Operational Excellence & Efficiency
Driving Growth

Status	Category	Update	Ongoing Initiative
Green	STARS	Amedisys achieves a 4-Star average in the April 2017 HHC release with 75% of providers at 4+ Star	• Rolled out new Heart program with additional protocol driven programs underway. Will use to drive care standardization and deliver resources at site of care
Green/Yellow	Protocols / Clinical Standardization	Create innovative industry-leading, clinical programs and define, develop and implement standardized care protocols at point of care. Heart program rolled out in Feb. 2017, COPD on-track	
Green	Turnover	Overall turnover dropped to 22.0% with full time turnover down to 18% achieving full year 2016 turnover target of 22.0%	• Continued focus on retention through engagement and development opportunities
Green/Yellow	Productivity	Proprietary productivity & staffing tool has rolled out. The tool will help drive increased capacity, higher productivity, and optimize professional mix to help manage cost per visit (CPV)	
Green	HCHB Rollout & Disruption	Completed installation in 15 months. Choppiness winding down 1Q'17	• Disruption of ~$18,000 per care center will wind down in early 2017 at which time focus will shift to HCHB 2.0 training • A/R increase related to process changes from HCHB implementation (billing from two systems until AMS2 wind down). • HCHB 2.0 training and AMS2 sunset will improve A/R
Green/Yellow	HCHB 2.0	Re-training the field to become system "super-users" or drive more efficiencies	
Green	Cost Initiatives	Achieved targeted cost initiatives in 4Q'16 – we continue to be on pace to deliver targeted savings by 4Q'17	
Yellow	Accounts Receivable	DSO remained steady at 40 from 3Q 2016 to 4Q 2016. Expect to be normalized by 3Q'17	
Yellow	Home Health	Achieved 2.0% same store Medicare FFS growth in 4Q. Initial 2017 growth projections strong, regulatory headwinds impactful	• Implementing Home Health Sales Reorg initiatives • Targeting 4-6% annual organic growth rate in Home Health • Focusing M&A efforts across all business lines, while maintaining multiple discipline • Reimbursement headwinds in Home Health less than anticipated. Reimbursement tailwinds for Hospice
Green	Hospice	SS Hospice admissions +16%. 7th consecutive quarter of double digit growth	
Green	Personal Care	Billable hours/quarter: +22%, Clients served: +17%. Integration process highly efficient. Targeting acquisitions	
Yellow	M&A	HomeStaff (Personal Care) asset acquired in Feb. from Fallon. Pipeline remains strong ($100M+ EBITDA), maintaining pricing discipline.	
Yellow	Reimbursement / Regulatory	Home Health final rule announced – better than expected. PCR pilot in Florida scheduled for 4/1/17. Groupings rules a concern	

> We plan to deliver the $46M annualized savings by the end of 4Q'17

> Currently focused on PCR and Home Health Groupings Model

Amedisys

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Clinical Distinction: Improvements in Stars

Internal analysis suggest our July preview score will be **4.11**

Quality of Patient Care (QPC)

Metric	Oct 16 Release	Jan 17 Release	Apr 17 Preview
Quality of Patient Care	3.74	3.91	4.03
Entities at 4+ Stars	50%	65%	**75%**

Patient Satisfaction (PS)

Metric	Jul 16 Release	Oct 16 Release	Jan 17 Release
Patient Satisfaction Star	3.88	3.76	3.80
Performance Over Industry	+6%	+5%	+4%



QPC Industry Performance
4.5
4
3.5
3
Jul 15
Oct 15
Jan 16
Apr 16
Jul 16
Oct 16
Jan 17
Apr 17
QPC Top Competitor
AMED QPC Score
QPC Industry Avg



PS Industry Performance
Scoring methodology changed dropped entire industry's PS STAR scores
4.5
4
3.5
3
Jan 16
Apr 16
Jul 16
Oct 16
Jan 17
PS Top Competitor
AMED PS Score
PS Industry Avg

- Amedisys achieves a 4-Star average in the April 2017 HHC release with 75% of providers at 4+ Stars
- STAR score improvement for the sixth consecutive quarter (from initial July'15 release to Apr'17 preview)
- Five Amedisys providers rated at 5-Stars in the January 2017 Preview
- Patient Satisfaction (HHCAHPS) results remain stronger than overall industry average

Stars and Growth

4Q14-3Q15 v 4Q15-3Q16 Admits

APR 17 Provider Rating	Provider #'s	Growth
★★½ / ★★★	7	-5%
★★★½	38	-1%
★★★★	75	4%
★★★★½ /★★★★★	53	6%

- At the Overall Star Rating level, general trend is that the total admit growth of 4+ Star agencies was better than growth for those less than 4
- In aggregate, agencies that perform better on Stars metrics tend to perform better on growth metrics

Quality is the best selling point in our business

Amedisys

Value Based Purchasing

Performance in VBP States Relative to Industry

	QPC Star Average	PS Star Average
Amedisys VBP State Avg	4.03	3.67
Large Cohort VBP Comp Avg[1]	3.53	3.54

Internal analysis suggests that we will be a net receiver of funds in 2018

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Note: *Top Competitor Avg weighted by CCN count and include LHC, Kindred, AFAM, HLS and BKD*

Becoming Employer of Choice: Improving Return on Human Capital Total voluntary turnover continues to decline, achieving year end 2016 goal of 22.0% Full-time clinician turnover (who are accountable for 83% of total visits) has dropped to 18% Implementing proprietary productivity tool to maximize visiting clinician’s capacity – achievement will support 2017 growth targets Voluntary Turnover Total Voluntary Turnover Full-Time Voluntary Turnover *Trailing 12 months * Successfully achieved our voluntary turnover targets for 2016. Looking to continue trend in 2017.

$46M in annualized savings identified - increased visibility into efficiency initiatives Efficiencies and Disruption ($M) Operational Excellence: Roadmap to EBITDA Improvement All patients officially on HCHB Jan. 1. Disruption costs have been deeper than originally estimated but contained and return to normal 60-90 days post-implementation. Tracking towards projected $46M annualized savings by YE 2017 Incremental disruption driven by: recert rate impact, increased: OT pay, wireless, mileage, and other back office costs Actual Disruption: ~$18,000 per care center plus (vs original estimates of ~$8,500) ~$600,000 of incremental corporate expense per quarter Minimal to no impact in early 2017 * *Run Rate $46 million No more disruption projected in 2Q’17 Tracking towards achievement of our $46M efficiencies EARNINGS CALL - Original 2016 2017 ($M) Q1 Q2 Q3 Q4 FY 2016 Q1 Q2 Q3 Q4 FY 2017 HCHB Homecare Staffing Model $0 $0 $0.42199999999999999 $1 $1.4219999999999999 $2.1850000000000001 $2.4 $2.4 $2.4 $9.3849999999999998 HCHB Hospice Staffing Model $0 $0 $9.5000000000000001E-2 $0.191 $0.28600000000000003 $0.191 $0.191 $0.191 $0.19166074999999999 $0.76466075 Intake Coordinator Reduction $0 $0 $1.7000000000000001E-2 $0.04 $5.7000000000000002E-2 $8.7999999999999995E-2 $0.11600000000000001 $0.127 $0.12729599999999999 $0.45829600000000004 Office Supplies $0 $0.14199999999999999 $0.26300000000000001 $0.376 $0.78100000000000003 $0.4375 $0.437 $0.437 $0.4375 $1.7490000000000001 COR FTE Productivity $0 $0 $0.14399999999999999 $0.34300000000000003 $0.48699999999999999 $0.749 $1.2 $1.2 $1.2 $4.3490000000000002 Clinician Mix - LPN $0 $0 $1.2 $1.3 $2.5 $1.3 $1.6 $1.6 $1.6 $6.1 Clinician Mix - PTA $0 $0 $0 $0.2 $0.2 $0.2 $0.5 $0.4 $0.4 $1.5 HCHB OT & Admin Time $-0.13600000000000001 $-0.19900000000000001 $-0.187 $-0.1 $-0.622 $0 $0 $0 $0 $0 HCHB RPE Impact $-0.2 $-0.4 $-0.6 $-0.7 $-1.9000000000000001 $0 $0 $0 $0 $0 IT Opex Reduction $0 $0.9 $1.3 $2 $4.2 $3.3 $3.9 $4.7 $5.2 $17.099999999999998 PMO Implementation Team Reduction $0 $0 $0 $0 $0 $0 $0 $0 Other $0 $0 $0 $0 $0 $0 $0 $0 Total HCHB + IT Savings $-0.33600000000000002 $0.44299999999999995 $2.6539999999999999 $4.6500000000000004 $7.4109999999999996 $8.4504999999999999 $10.343999999999999 $11.055 $11.556456749999999 $41.405956750000001 EARNINGS CALL - Current Forecast 2016 2017 ($M) Q1 Q2 Q3 Q4 FY 2016 Q1 Q2 Q3 Q4 FY 2017 HCHB Homecare Staffing Model $5.6000000000000001E-2 $0.30203135818980442 $0.42496916092405534 $1.2786969581268526 $2.0616974772407124 $2.3953126364485309 $2.8437748742107689 $2.8437748742107689 $2.8437748742107689 $10.926637259080838 HCHB Hospice Staffing Model $0 $6.9103250000000005E-2 $0.10595825 $0.14281325 $0.31787474999999998 $0.191 $0.191 $0.191 $0.19166074999999999 $0.76466075 Intake Coordinator Reduction $0 $0 $0 $1.1645000000000001 $1.1645000000000001 $1.5 $1.5 $1.5 $1.5 $6 Office Supplies $0.1 $0.14919778000000009 $0.25 $0.3 $0.79919778000000008 $0.4 $0.4375 $0.4375 $0.4375 $1.7124999999999999 COR FTE Productivity $0 $0 $0 $7.2484999999999994E-2 $7.2484999999999994E-2 $0.17152800000000001 $0.375 $0.6 $0.6 $1.7465280000000001 Clinician Mix - LPN $0.1 $0.2 $0.2 $0.2 $0.7 $0.3 $0.4 $0.5 $0.8 $2 - 2017 assume 36% Q1, 37%,Q2, 38% Q3, 40% Q4 Clinician Mix - PTA $0.2 $0.3 $0.3 $0.3 $1.1000000000000001 $0.4 $0.6 $0.7 $0.7 $2.4 - 2017 assume 36.5% Q1, 37.5%,Q2, 38.5% Q3 and Q4 HCHB OT & Admin Time $-0.32302717723099544 $-0.51146731999999995 $-0.51146731999999995 $-0.25573365999999997 $-1.6016954772309953 $0 $0 $0 $0 $0 HCHB RPE Impact $-6.0049467102124547E-2 $-5.1450659488721483E-2 $-5.1450659488721483E-2 $-2.5725329744360741E-2 $-0.18867611582392824 $0 $0 $0 $0 $0 HCHB Other Disruption Costs $-0.45857721675440305 $-1.0684775243134479 $-1.0684775243134479 $-0.53423876215672395 $-3.1297710275380224 $0 $0 $0 $0 $0 IT Opex Reduction $0 $0.9 $1.3 $2 $4.2 $3.3 $3.9 $4.7 $5.2 $17.099999999999998 PMO Implementation Team Reduction $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Other $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Total HCHB + IT Savings $-0.38565386108752303 $0.28893688438763532 $0.94953190712188607 $4.6427974562257672 $5.4956123866477666 $8.6578406364485314 $10.247274874210769 $11.472274874210768 $12.272935624210769 $42.650326009080835 HCHB Back Office Disruption -0.79600000000000004 -0.33200000000000002 -0.33200000000000002 Efficiencies and Disruption 2016 2017 (E) ($M) Q1 Q2 Q3 Q4 FY 2016 Q1(E) Q2(E) Q3(E) Q4(E) FY 2017 Efficiencies $0 $1 $3.5 $5.5 $10 $8.5 $10.3 $11.1 $11.6 $41.5 Disruption Estimated $-1.8 $-2.4273955038021695 $-2.4 $-1.8 $-8.4273955038021704 $-0.75 $0 $0 $0 $-0.75 Actual $-1.8 $-2.4 $-2.7 $-1.95 $-8.85 $0 $0 $0 $0 $0 HCHB Efficiencies - Updated Comparison 2016 2017 6.7872428962073572E-2 ($M) Q1 Q2 Q3 Q4 FY 2016 Q1 Q2 Q3 Q4 FY 2017 Original $0 $0.14199999999999999 $2.141 $3.45 $5.7330000000000005 $5.1505000000000001 $6.4439999999999991 $6.3550000000000004 $6.3564567499999995 $24.30595675 Revised $0 $1.0203323881898045 $1.2809274109240554 $3.4584952081268523 $5.7597550072407122 $5.3578406364485316 $6.3472748742107683 $6.7722748742107681 $7.0729356242107686 $25.550326009080838 IT Reduction (unchanged) $0 $0.9 $1.3 $2 $4.2 $3.3 $3.9 $4.7 $5.2 $17.099999999999998 0.18181818181818188 Total Revised HCHB + IT Efficiencies $11,764.8000000026 #NUM! $,201,316.23533100044 #NUM! #NUM! #NUM! #NUM! #NUM! #NUM! #NUM! 0.13860830527497203 Variance from Original $0 #NUM! $-0.8 #NUM! $0.1 #NUM! #NUM! #NUM! #NUM! #NUM! Actual $0.45600000000000002 #NUM! NET IMPACT 2016 2017 (E) ($M) Q1 Q2 Q3 Q4 FY 2016 Q1 Q2 Q3 Q4 FY 2017 Efficiencies (Plan) $0 $1.042 $3.5 $5.45 $9.9920000000000009 $8.4504999999999999 $10.343999999999999 $11.055 $11.556456749999999 $41.405956750000001 Revised Disruption $-1.8 $-2.4273955038021695 $-2.7 $-1.8 $-8.7273955038021693 $-0.75 $0 $0 $0 $-0.75 Net Impact $-1.8 $-1.3853955038021695 $0.79999999999999982 $3.6500000000000004 $1.2646044961978316 $7.7004999999999999 $10.343999999999999 $11.055 $11.556456749999999 $40.655956750000001 Care Center Roll Out Schedule 84 (2015) 115 92 89 30 410

$83.46 $79.24 Components 4Q’15 4Q’16 Variance Detail Mitigation Plan Salaries $60.41 $62.94 $2.53 $1.93 driven by salary increases $0.14 HCHB disruption due to Admin/OT $0.46 clinician mix Expect normal levels post HCHB. Will reduce disruption recedes Initiative focused on optimizing clinician mix (RN / LPN, PT / PTA) Contractors $2.75 $2.17 ($0.58) Trend down since 1Q16 and sequentially; ~0.90/visit in total Contractor utilization decreases as clinician capacity increases post HCHB Benefits $9.40 $11.10 $1.70 Health insurance driving increase Focused on cost containment and spend optimization Transportation & Supplies $6.68 $7.25 $0.57 HCHB-driven duplicative transportation costs Return to normal levels post HCHB *Visiting Staff CPV $79.24 $83.46 $4.22 Clinical Managers $8.47 $9.01 $0.54 Fixed cost associated with non-visiting clinicians Unit cost reduced as volume increases Total CPV $87.71 $92.47 $4.76 Operational Excellence: Cost Per Visit (CPV) CPV increase driven by planned raises, health insurance costs, and HCHB disruption *Note: Direct comparison with industry competitors CPV calculation Focused on reducing CPV in 2017, including optimizing our para-professional mix, reducing contractor usage, and reducing per visit fixed costs with capacity and volume growth

Driving Top Line Growth: Positive Metrics Across Business Segments We continue to grow across all lines of business 234 Opportunities Prospected 45 Opportunities Under Review 13 Active Processes * Includes 3,792 (Q1), 3,958 (Q2) 3,608 (Q3), and 3,569 (Q4) completed episodes from Infinity acquisition 4% Growth 13% Growth Personal Care Total Hours / Quarter* * Includes acquisitions, AHC closed in March 2016 43% Growth Return to mid single digit growth rate 2H’17 Our goal is to continue improving this mix Margins stabilizing nicely post integrations

Strategic acquisition of Tenet’s home health and hospice assets provides us with opportunity to prove out our clinical distinction with a large, national health system, and expand our service areas to cover more of their 450+ facilities (Hospitals and Surgery Centers) Tenet Home Health and Hospice Asset Acquisition Tenet Facilities AMED HH and Hospice Initial challenge is to optimize acquired assets and prove out value proposition. Large opportunity for future collaboration

We have expanded our Personal Care segment state wide in Massachusetts overlapping with our strong Home Health and Hospice operations. With the acquisition of Home Staff from Fallon Health in February 2017, we now have a strategic partner that we can pilot with to expand the types of patients we see in the home while leveraging the interplay between Home Health, Hospice, and Personal Care Massachusetts: Integrated Post-Acute Home Care Model Marlborough (THC Acquisition)

Management Team

Post HCHB implementation, our team has evolved adding bench strength in execution and operations, and deep Home Health and Hospice experience



Paul Kusserow
CEO



Chris Gerard
COO

- Start Date: Jan 2017
- 20+ years of home health and hospice experience
- Formerly VP of South Central Region at Kindred
- Co-Founder of IntegraCare



David Mikula
CDO

- Start Date: Jan 2017
- Business Development and Operations experience across the post acute care continuum
- Formerly, COO, Kindred Hospital and SNF Division



Teonie Aurelio
President, HH

- Start Date: Feb 2017
- 20+ years of home health operations leadership roles including running large regions at both Kindred and IntegraCare



Ronnie LaBorde
Vice Chairman



Larry Pernosky
CHRO



Dave Kemmerly
GC



Steve Seim
CSO



Gary Willis
CFO

- Start Date: Jan 2017
- Public company healthcare experience
- Former CFO of Capella Healthcare and Chief Accounting Officer at Vanguard and LifePoint



Susan Sender
CCOO

- Start Date: Sept 2016
- 30+ years of home health experience
- Formerly Chief Clinical Officer of Kindred at Home and Loving Care Agency



Mike North
CIO

- Start Date: Oct 2016
- Formerly SVP, Operations at Amedisys
- Extensive healthcare services experience in integrations, implementation and information technology



David Pearce
CCO

- Start Date: Jun 2016
- Formerly SVP and Chief Counsel for Kindred at Home
- Other prior experience includes GC and Chief Compliance Officer for Extendicare

New Management Adds | Retiring in April

14

Home Health and Hospice Segment (Adjusted) – 4Q 2016 and Year End 2016 (1) Medicare same store admissions growth positive for 4Q16 (+2%); revenue mix holding steady (76% Medicare FFS) Non-Medicare per visit admissions declined 9% during 4Q16 compared to prior year CPV increase anticipated due to planned salary increases and health care costs Home Health Highlights Seventh straight quarter of double digit same store admissions growth; 12% y/y revenue increase in Q4 Gross revenue per day down 0.8% y/y; gross margin expanded 130 basis points Cost per day down 3%; segment EBITDA contribution up 13% Hospice Highlights The financial results for the three-month periods and years ended December 31, 2015 and December 31, 2016 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Segment EBITDA does not include any corporate G&A expenses Recert Rate excluding Infinity impact and HCHB disruption: 37% (3) Growth and cost per visit optimization is a focus in 2017 HOME HEALTH Year Ended Dec. 31, Variance $ in Millions 4Q15 4Q16 2015 2016 Y/Y Medicare 194.6 202.1 760.4 821.4 #REF! #REF! 0.74416826003824088 0.75636227544910184 #REF! 0.74416826003824088 Non-Medicare 66.900000000000006 65.099999999999994 243.7 263.10000000000002 #REF! #REF! 0.25583173996175912 0.24363772455089819 Home Health Revenue $261.5 $267.2 $1,004.999999999999 $1,084.5 #REF! #REF! 1 1 Gross Margin % 0.41399999999999998 0.40100000000000002 0.41799999999999998 0.40600000000000003 #REF! Segment EBITDA (2) 38.1 36.6 150.6 147.30000000000001 #REF! #REF! #REF! 0.14569789674952199 0.13697604790419163 0.14998506124887961 0.13582295988934995 #REF! Operating Statistics Medicare admit growth - same store 0.03 0.02 0.03 0.03 Medicare recertification rate 0.37 0.36 0.37 0.36 Medicare admits 44253 47637 178226 194662 Medicare recertifications 25376 25628 99762 103193 Non-Medicare admit growth - same store 0.15 (3%) 0.18 0.02 Non-Medicare admits 25201 24309 96934 98448 Total Cost per visit $87.71 $92.47 $86.52 $89.71 #REF! #REF! $4.7600000000000051

General & Administrative Expenses – Adjusted (1,2) Highlights Year over year total G&A as a percentage of revenue decreased 150 basis points despite inclusion of roughly $8M related to acquisitions Home health segment G&A: 10 bps y/y increase as % of revenue; mainly driven acquired G&A from Infinity acquisition (segment G&A down $3M excluding acquisitions) Hospice segment G&A: 130 bps decrease y/y as % of revenue Corporate G&A: 120 bps decrease y/y as % of total revenue The financial results for the three-month periods ended December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016, and December 31, 2016 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include bad debt expense or depreciation and amortization. G&A cost trending down as % of revenue $ in Millions 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 $ in Millions 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Corporate Expense Detail (excl. Acquisitions and HCHB Fees) Home Health Segment 65.700000000000017 66 65.5 67 66.400000000000006 63.1 Salary and Benefits 15.8 12.8 12.200000000000001 12.8 13.200000000000001 13.3 Acquisitions - 4.9000000000000004 4.3 4.3 4.3 Other 10.9 13.7 13.3 11.6 11 10.8 Home Health Segment - Total 65.700000000000017 66 70.400000000000006 71.3 70.7 67.400000000000006 Subtotal 26.700000000000003 26.5 25.5 24.4 24.200000000000003 24.1 % of Home Health Revenue 0.25900000000000001 0.251 0.25800000000000001 0.25900000000000001 0.26300000000000001 0.252 Non-cash compensation 3 3.1 3.1 2.6 3.8 Total Corporate Expense 29.5 28.6 27.5 26.800000000000004 27.900000000000002 Hospice Segment 16.100000000000001 17 16.900000000000002 17.3 17.399999999999999 18 % of Hospice Revenue 0.22 0.22427440633245382 0.23100000000000001 0.22600000000000001 0.21199999999999999 0.21099999999999999 Personal Care Segment 0.35769999999999996 2.2999999999999998 2.2000000000000002 2.9 % of Personal Care Revenue 0.127 0.245 0.20599999999999999 0.22800000000000001 Corporate Expenses 26.7 29.5 28.6 27.5 26.8 27.9 Acq. Corporate Exp. + HCHB Fees 1.7 1.4 3.3 3.7 2.2000000000000002 1 Total Corporate 28.4 30.9 31.900000000000002 31.2 29 28.9 % of Total Revenue 8.7% 9.0999999999999998 9.0999999999999998 8.6% 8.1% 7.9% Total 110.20000000000002 113.9 119.55770000000001 122.1 119.3 117.20000000000002 % of Total Revenue 0.33757083780058206 0.33600000000000002 0.34300000000000003 0.33800000000000002 0.33 0.32100000000000001 #REF! #REF! #REF! 0.35769999999999996 #REF! #REF! Corporate G&A Detail Salary and Benefits 15.8 15.8 15.348000000000001 Other 9.2000000000000011 12.3 9.9469999999999992 Subtotal 25 28.1 25.295000000000002 HCHB Maint. & Hosting Fees 1.7 1.4 1.2 Acquisition-related G&A 0 0 2.105 Total 26.7 29.5 28.6 Corporate G&A Detail Salary and Benefits 15.8 15.8 15.348000000000001 Outsourced Services 1.9 4.2 3.7 HCHB Maint. & Hosting Fees 1.7 1.4 1.2 Acquisition-related G&A 0 0 2.105 Other 7.3000000000000007 8.1000000000000014 6.2469999999999999 Total 26.7 29.5 28.6 Corp. G&A Less Outsourcing / Acq. 23.1 23.9 21.594999999999999 7.8% 7.6% 6.2% 13.7 Total Revenue 326.45 338.37 348.8 335.1 HH Revenue 253.4 262.5 272.7 HSP Revenue 73 75.8 73 Acq. Related Salaries and Wages Infinity 1,475 AHC 277 Total 1,752 Other G&A 353 Total Acquisition Related G&A 2,105 Total G&A Reconciliation GAAP 3Q15 4Q15 1Q16 SW&B 76,717 Non-cash compensation 4,070 Other 47,567 Total G&A 0 0 ,128,354 Adjustments SW&B -1,651 Non-cash compensation 0 Other -6,220 Total Adjusted 0 0 -7,871 Adjustments SW&B 0 0 75,066 Non-cash compensation 0 0 4,070 Other 0 0 41,347 Total G&A 0 0 ,120,483

CMS Update: Home Health and Hospice Reimbursement Home Health Medicare Reimbursement FY16 FY17 Final Market basket update 2.3% 2.8% Productivity adjustment (0.4%) (0.3%) Rebasing (2.4%) (2.3%) Nominal case-mix adjustment (0.9%) (0.9%) Net impact – Industry (1.4%) (0.7%) Case mix reweighting / Other Company Specific Impact (0.3%) ~(1.3%) Approximate Impact ($M / %) ($14) / (1.7%) ~($17) / ~(2.0%) Hospice Medicare Reimbursement FY16 FY17 Final Market basket update 2.4% 2.7% Productivity and other adjustments (1.3%) (0.6%) Net impact – Industry 1.1% 2.1% Routine LOS Reimbursement Change – Company Specific (1.1%) -- Net impact – AMED ($M / %) $0 / 0.0% $5 / 2.1% Estimated Annual Pricing Impact – Consolidated ($M) ($14) ~($12)

Debt and Liquidity Metrics Net debt defined as total debt outstanding ($96M) less cash balance ($30M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($110M). Liquidity defined as the sum of cash balance and available revolving line of credit. Despite deploying over $100M toward acquisitions and share repurchases in the past 5 quarters, total leverage stands at 0.6x on a net debt basis Credit facility and cash provide significant capital for accretive acquisitions and/or other capital deployment options

Adjusted EBITDA to Free Cash Flow Reconciliation (1,2) The financial results for the three-month periods ended March 31, 2016, June 30, 2016, September 30, 2016, and December 31, 2016 and year ended December 31, 2016 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. Optimizing free cash flow generation is a priority in 2017

Income Statement Adjustments (1) The financial results for the three-month periods ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, and year-ended December 31, 2016 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Income Statement $000s Line Item Q414 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 FY 16 Reduction of cost report reserve Revenue -1059 -1149 -1149 Third Party Audit reserve Revenue 948 948 G&A Acquisition costs G&A, Salary and benefits 502 154 101 56 813 Restructuring Activity G&A, Salary and benefits 3323 230 1149 1201 2044 3340 7734 HCHB implementation G&A, Salary and benefits -644 307 56 15 378 Restructuring Activity G&A, Non-cash compensation -174 -556 -493 -1481 -2530 Restructuring Activity G&A, Other 1061 849 414 117 2441 HCHB implementation G&A, Other 2048 2383 2440 2286 1937 1330 7993 Acquisition costs G&A, Other 1046 1202 183 366 820 2571 Legal fees - non-routine G&A, Other 8000 286 2824 616 459 374 543 1992 Frontier Litigation G&A, Other 500 2479 2979 Wage and Hour litigation G&A, Other 401 -119 282 Disaster relief G&A, Other 339 129 467 Sales/use tax audit reserve G&A, Other 460 460 Other Items Asset impairment Asset impairment 899 2075 4432 4432 Legal settlements Other, Miscellaneous, net -1,113 -307 -1014 -5314 -541 -265 -1242 -280 -2328 Sales/use tax audit reserve Other, Miscellaneous, net 625 625 Miscellaneous, other (income) expense, net Other, Miscellaneous, net -3945 -1563 436 70 -2738 -1318 -3549 Total -,214 6,427 5,100 -,120 7,766 5,636 1,158 9,999 24,559 EPS Impact $-0.01 $0.12 $9.1387688013335661E-2 $0.02 $0.14000000000000001 $0.1 $0.02 $0.18 $0.44 Home Health Adjustments 3,615 Acquisition related costs 1,046 Exit and restructuring activity costs - HSP #N/A 0 45 0 Department of Justice - legal fees #N/A 0 0 286 459 Inventory and Data Security Reporting Wage and Hour litigation 8,000 Exit and restructuring activity costs #N/A 0 1,646 56 Asset impairment #N/A 899 0 0 DOJ 0 0 0 0 Debt Costs 0 0 0 0 Legal settlement #N/A -1,113 0 -1,014 -,596 Noncontrolling interests impairment charge 0 0 0 0 D&O Proceeds 0 0 0 0 Valley Writeoff 0 0 0 0 Tax Adjustment 0 0 0 0 Gain/loss on sale of care centers #N/A 0 0 -,184 Loss on sale of plane 0 0 0 0 Relator fees Other G&A 0 0 0 Loss on disposal of inpatient facility #N/A 0 0 0 Deferred financing fees #N/A 0 0 3,212 Unrealized gain on investment #N/A 0 -3,945 -1,379 Partial claim recovery Misc, net 0 -,307 0 -4,718 Building write down Asset Impairment 0 0 2,075 HCHB Implementation Other G&A 0 0 2,048 2,383 Life Insurance proceeds Misc, net 0 0 0 Total pre-tax impact -,214 5,439 5,100 2,189 EPS Impact $-0.01 $0.1262119310200544 $9.1387688013335661E-2